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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.           )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12
VIDEO DISPLAY CORPORATION
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
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☐	Fee paid previously with preliminary materials.
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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
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Persons who are to respond to the collection of information contained in this form are not required to respond unless the form displays a currently valid OMB control number.

PRELIMINARY PROXY—SUBJECT TO COMPLETION

VIDEO DISPLAY CORPORATION
1868 Tucker Industrial Drive
Tucker, Georgia 30084

April    , 2005

Dear Shareholder:

        Shareholders of record as of March 31, 2005 are encouraged to vote on the enclosed proposal, which amends and restates the Articles of Incorporation of Video Display Corporation (the "Company") to: (i) increase the number of authorized shares of Common Stock and Preferred Stock of the Company, (ii) provide for the elimination of potential personal liability of a director for monetary damages to the Company and to the shareholders of the Company for breach of a duty as a director, subject to certain exceptions; and (iii) provide for the indemnification of officers, directors, employees and agents under certain circumstances against reasonable expenses and liabilities incurred in connection with legal proceedings involving such persons because of their being or having been an officer, director, employee or agent. The Board of Directors approved by unanimous written consent effective March 30, 2005 the amendment and restatement of the Company's Articles of Incorporation as described above.

        The Board of Directors approved the increase in the number of authorized shares of Common Stock and Preferred Stock in order to have authorized but unissued shares available for various corporate activities. The Board approved the provisions regarding the indemnification of officers, directors, employees and agents in order to encourage qualified individuals to serve and remain as officers, directors, employees and agents of the Company. The Board of Directors approved the provisions regarding the elimination of potential personal liability of the directors in order to encourage qualified individuals to serve and remain as directors of the Company and to enhance the Company's ability to secure liability insurance for its directors at a reasonable cost.

        Accordingly, the Board of Directors encourages shareholders to vote FOR this proposal.

        I urge you to sign, date and promptly return the enclosed proxy in the enclosed postage-paid envelope.

        To complete this vote, the Company will hold a special meeting of shareholders on May 2, 2005 at 10:00 a.m., local time, at the Company's principal executive offices at 1868 Tucker Industrial Drive, Tucker, Georgia 30084.

        If you decide to attend this special meeting and vote in person, you will of course have that opportunity.

        On behalf of the Board of Directors, I would like to express our appreciation for your continued interest in the affairs of the Company.

Sincerely,
Ronald D. Ordway President, Chief Executive Officer and Chairman of the Board of Directors

PRELIMINARY PROXY MATERIALS—SUBJECT TO COMPLETION

VIDEO DISPLAY CORPORATION

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
To Be Held May 2, 2005

To the Shareholders of Video Display Corporation:

        NOTICE IS HEREBY GIVEN that a special meeting of shareholders (the "Special Meeting") of Video Display Corporation (the "Company"), a Georgia corporation, will be held on May 2, 2005 at 10:00 a.m., local time, at the Company's principal executive offices at 1868 Tucker Industrial Drive, Tucker, Georgia 30084 for the following purposes:

          1.     To consider and vote upon a proposed amendment to and restatement of the Company's Articles of Incorporation to: (i) increase the number of shares of capital stock the Company has authority to issue from 12,000,000 shares to 60,000,000 shares, consisting of 50,000,000 shares of common stock without par value (an increase from 10,000,000 shares) and 10,000,000 shares of preferred stock without par value (an increase from 2,000,000 shares); (ii) provide that the directors of the Corporation shall have no personal liability to the Company or its shareholders for monetary damages for breach of duty of care or other duty as a director resulting from any act or omission, other than personal liability of a director for certain enumerated acts as specified by the Georgia Business Corporation Code; and (iii) provide for the indemnification of officers, directors, employees, agents and other authorized representatives of the Company against expenses, attorneys' fees, judgments, taxes or penalties, fines and settlement amounts incurred by such persons in connection with actions, suits or proceedings with respect to which such persons may become a party to the fullest extent permitted under the Georgia Business Corporation Code.

          2.     To transact such other business as may properly come before the Special Meeting and any adjournment or postponement thereof.

        The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

        Only shareholders of record at the close of business on March 31, 2005 are entitled to notice of, and to vote at, the Special Meeting.

        All shareholders are cordially invited to attend the Special Meeting in person. However, to assure your representation at the Special Meeting, you are urged to complete, sign and return the enclosed proxy card as promptly as possible in the postage-prepaid envelope enclosed for that purpose. Shareholders who are present at the meeting may revoke their proxy and vote in person if they so desire.

By Order of the Board of Directors
Gregory A. Kittle Chief Financial Officer

Tucker, Georgia
April    , 2005

YOUR VOTE IS IMPORTANT

        Whether or not you expect to attend the Special Meeting, you are requested to complete, sign and date the enclosed proxy as promptly as possible and return it in the enclosed envelope, which requires no postage if mailed in the United States. Even if you have given your proxy, you may still vote in person if you attend the Special Meeting. Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to vote at the Special Meeting, you must obtain from the record holder a proxy issued in your name.

PRELIMINARY PROXY MATERIALS—SUBJECT TO COMPLETION

VIDEO DISPLAY CORPORATION
1868 Tucker Industrial Drive
Tucker, Georgia 30084

PROXY STATEMENT
FOR SPECIAL MEETING OF SHAREHOLDERS
MAY 2, 2005

INFORMATION CONCERNING SOLICITATION AND VOTING

General

        The enclosed proxy is solicited on behalf of the Board of Directors (the "Board of Directors") of Video Display Corporation (the "Company") for use at the special meeting of shareholders to be held May 2, 2005 at 10:00 a.m., local time (the "Special Meeting"), or at any adjournment or postponement thereof, for the purposes set forth in this Proxy Statement and in the accompanying Notice of Special Meeting of Shareholders. The Special Meeting will be held at the Company's principal executive offices located at 1868 Tucker Industrial Drive, Tucker, Georgia. The Company's telephone number at that location is (770) 938-2080.

        These proxy solicitation materials are intended to be mailed on or about April 18, 2005 to all shareholders entitled to vote at the Special Meeting.

Record Date and Voting Securities

        Only shareholders of record at the close of business on March 31, 2005 (the "Record Date") are entitled to notice of and to vote at the Special Meeting. As of the Record Date, 9,722,088 shares of the Company's common stock, without par value (the "Common Stock"), were issued and outstanding. No shares of the Company's preferred stock, without par value (the "Preferred Stock"), were outstanding.

Revocability of Proxies

        Any proxy given pursuant to this solicitation of proxies may be revoked by the person giving it at any time before its use by delivering to the Secretary of the Company at the Company's principal executive offices located at 1868 Tucker Industrial Drive, Tucker, Georgia 30084 a written notice of revocation or a duly executed proxy bearing a later date or by attending the Special Meeting and voting in person. The mere presence at the Special Meeting of a shareholder who has appointed a proxy will not revoke the prior appointment. If not revoked, the proxy will be voted at the Special Meeting in accordance with the instructions indicated on the proxy card, or if no instructions are indicated, will be voted FOR the proposed amendment to, and restatement of, the Company's Articles of Incorporation to: (i) increase the number of shares of capital stock the Company has authority to issue from 12,000,000 shares to 60,000,000 shares, consisting of 50,000,000 shares of common stock without par value (an increase from 10,000,000 shares) and 10,000,000 shares of preferred stock without par value (an increase from 2,000,000 shares); (ii) provide that the directors of the Corporation shall have no personal liability to the Company or its shareholders for monetary damages for breach of duty of care or other duty as a director resulting from any act or omission, other than personal liability of a director for certain enumerated acts as specified by the Georgia Business Corporation Code, and as to any other matter that may properly be brought before the Special Meeting, in accordance with the judgment of the proxy holders; and (iii) provide for the indemnification of officers, directors, employees, agents and other authorized representatives of the Company against expenses, attorneys' fees, judgments, taxes or penalties, fines and settlement amounts incurred by such persons in connection with actions, suits or proceedings with respect to which such persons may become a party to the fullest extent permitted under the Georgia Business Corporation Code.

Voting and Solicitation

        Each shareholder is entitled to one vote for each share of Common Stock held on all matters presented at the Special Meeting.

        This solicitation of proxies is made by the Company, and all costs associated with soliciting proxies will be borne by the Company. In addition, the Company will reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation material to such beneficial owners. Proxies may be solicited by certain of the Company's directors, officers and regular employees personally or by telephone, facsimile or telegram. No additional compensation will be paid to these persons for such services.

Quorum; Abstentions; Broker Non-Votes

        The required quorum for the transaction of business at the Special Meeting is a majority of the shares of Common Stock issued and outstanding on the record date. All shares represented at the Special Meeting, whether in person or by a general or limited proxy, will be counted for the purpose of establishing a quorum. All votes will be tabulated by the inspector of elections appointed for the Special Meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes.

        Abstentions and broker non-votes will be counted towards the tabulation of the total number of shares present and entitled to vote (the "Votes Cast") on proposals presented to the shareholders and will have the same effect as negative votes.

Deadline for Submission of Shareholder Proposals for 2005 Annual Meeting Has Passed

        Shareholders of the Company are entitled to present proposals for consideration at forthcoming shareholder meetings provided that they comply with the proxy rules promulgated by the Securities and Exchange Commission (the "SEC") and the Bylaws of the Company. Shareholder proposals intended to be presented in the proxy materials relating to the 2005 Annual Meeting of Shareholders must have been received by the Company on or before February 27, 2005.

PROPOSAL
APPROVAL OF AMENDMENT TO, AND RESTATEMENT OF, THE COMPANY'S
ARTICLES OF INCORPORATION

        The Company's shareholders are being requested to approve an amendment to, and restatement of, the Company's Articles of Incorporation (the "Articles") which would: (i) increase the number of shares of capital stock the Company has authority to issue from 12,000,000 shares to 60,000,000 shares, consisting of 50,000,000 shares of Common Stock without par value (an increase from 10,000,000 shares) and 10,000,000 shares of Preferred Stock without par value (an increase from 2,000,000 shares); (ii) provide that the directors of the Corporation shall have no personal liability to the Company or its shareholders for monetary damages for breach of duty of care or other duty as a director resulting from any act or omission, other than personal liability of a director for certain enumerated acts as specified by the Georgia Business Corporation Code; and (iii) provide for the indemnification of officers, directors, employees, agents and other authorized representatives of the Company against expenses, attorneys' fees, judgments, taxes or penalties, fines and settlement amounts incurred by such persons in connection with actions, suits or proceedings with respect to which such persons may become a party to the fullest extent permitted under the Georgia Business Corporation Code.

        On March 30, 2005, the Board of Directors, by unanimous written consent, approved the amendment to and restatement of the Articles in the form attached as Exhibit A.

        The full text of the Amended and Restated Articles of Incorporation (the "Amended and Restated Articles") is set forth in Exhibit A to this Proxy Statement. If this proposal is approved, the Company will file the Amended and Restated Articles with the Georgia Secretary of State.

  Increase of Authorized Shares

        As of the Record Date, the Company had 9,722,088 shares of Common Stock outstanding. In addition, as of that date the Company had approximately 278,600 shares of Common Stock authorized for issuance pursuant to equity compensation plans. Accordingly, only 24,312 shares of Common Stock are available for issuance for other purposes.

        The Company has no immediate definitive plans, understandings, agreements or commitments to issue additional shares of Common Stock or Preferred Stock for any purpose.

        The Board of Directors recommends this amendment to the Articles because it believes that the availability of additional authorized but unissued shares of Common Stock and Preferred Stock could be used in various corporate activities and thereby provide additional flexibility to the Company. For example, the shares could be utilized in connection with possible future public offerings or private placements of equity, financing and acquisition transactions, management incentives and employee benefit plans, as well as for other corporate purposes. The shares of Common Stock and Preferred Stock would be available for issuance without further action of the shareholders unless such action is required by applicable law or the rules of any securities exchange or market on which the Company's securities may be listed or quoted.

        The proposed amendment to increase the number of authorized shares of Common and Preferred Stock could, under certain circumstances, have an anti-takeover effect, although this is not the intention of the proposal. For example, in the event of a hostile attempt to take over control of the Company, it may be possible for the Company to endeavor to impede the attempt by issuing shares of either the Common or Preferred Stock, thereby diluting the voting power of the other outstanding shares and increasing the potential cost to acquire control of the Company. The proposed amendment, therefore, may have the effect of discouraging unsolicited takeover attempts. By potentially discouraging initiation of any such unsolicited takeover attempt, the proposed amendment increasing the number of authorized shares may limit the opportunity for the Company's shareholders to dispose of their shares at the higher price generally available in takeover attempts or that may be available under a merger proposal. The proposed amendment may have the effect of permitting our current management, including the current Board of Directors, to retain its position, and place it in a better position to resist changes that shareholders may wish to make if they are dissatisfied with the conduct of the Company's business. The Board of Directors is not aware, however, of any attempt to take control of the Company and the Board of Directors has not presented this proposal with the intent that it be utilized as a type of anti-takeover device.

  Indemnification of Directors, Officers, Employees and Agents

        The proposed amendment to the Articles provides for the indemnification of officers, directors, employees, agents and other authorized representatives of the Company against expenses, attorneys' fees, judgments, taxes or penalties, fines and settlement amounts incurred by such persons in connection with actions, suits or proceedings with respect to which such persons may become a party to the fullest extent permitted under the Georgia Business Corporation Code. The persons to be indemnified are defined as "Authorized Representatives" in Article VII of the Amended and Restated Articles. Currently, the Company has a similar indemnification provision in its By-Laws that is consistent with the proposed amendment to the Articles.

        The indemnification provisions provide that the Company will indemnify Authorized Representatives when they meet the applicable standard of conduct as required under the laws of the

State of Georgia. Generally, the applicable standard of conduct is met if the Authorized Representative acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the Company and, with respect to an employee benefit plan, for a purpose the director believed in good faith to be in the interests of the participants and beneficiaries of the plan. The standard of conduct with respect to any criminal action or proceeding is met if the director had no reasonable cause to believe his or her conduct was unlawful. Whether the applicable standard of conduct has been met is determined by the Board of Directors in each specific case.

        Management is not aware of any pending or threatened action, suit or proceeding involving any of its Authorized Representatives for which indemnification from the Company may be sought.

        The Board of Directors recommends this amendment to the Articles regarding the indemnification of Authorized Representatives in order to encourage qualified individuals to serve and remain as officers, directors, employees and agents of the Company.

  Limitation of Liability

        The proposed amendment to the Articles eliminates the potential personal liability of a director for monetary damages to the Company and to the shareholders of the Company for breach of a duty of care or other duty as a director. This amendment to the Articles is contained in Article VI of the Amended and Restated Articles. There is no elimination of liability: (i) for a breach of duty involving appropriation of a business opportunity of the Company, (ii) for an act or omission not in good faith or involving intentional misconduct or a knowing violation of law, (iii) for a transaction from which the director derives an improper material tangible personal benefit or (iv) as to any payment of a dividend or approval of a stock repurchase that is illegal under the Georgia Business Corporation Code. The Restated and Amended Articles do not eliminate or limit the right of the Company or its shareholders to seek injunctive or other equitable relief not involving monetary damages.

        The Board of Directors recommends this amendment to the Articles regarding the elimination of potential personal liability of the directors in order to encourage qualified individuals to serve and remain as directors of the Company and to enhance the Company's ability to secure liability insurance for its directors at a reasonable cost.

  Required Vote

        The affirmative vote of the holders of a MAJORITY of the Votes Cast will be required to approve the proposal to amend and restate the Company's Articles of Incorporation.

RECOMMENDATION OF THE BOARD OF DIRECTORS

        THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE AMENDMENT TO AND RESTATEMENT OF THE COMPANY'S ARTICLES OF INCORPORATION IN THE FORM ATTACHED AS EXHIBIT A.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Common Stock Ownership

        The following table sets forth certain information regarding the beneficial ownership of Common Stock as of March 31, 2005, with respect to i) those persons known by the Company to own more than 5% of the issued and outstanding Common Stock of the Company; (ii) each director of the Company; (iii) the Company's Chief Executive Officer and the officers of the Company who were serving as executive officers at the end of the fiscal year ended December 31, 2004 and who are not directors but who beneficially own Common Stock as of March 31, 2005; and (iv) all directors and executive officers as a group.

        Calculations are based on a total of 9,722,088 issued and outstanding shares of Common Stock as of March 31, 2005.

Name and Address of Beneficial Owner	Number of Shares (a)		Percent of Class
Ronald D. Ordway, Director and Executive Officer 1868 Tucker Industrial Drive Tucker, Georgia 30084	2,661,888	(b)	27.4%
Jonathan R. Ordway Tucker, Georgia 30084	2,206,000		22.7%
Ervin Kuczogi, Director and Executive Officer White Mills, PA 18473	124,800	(c)	1.3%
Carolyn C. Howard, Director Jaffrey Center, New Hampshire	258,160	(d)	2.7%
Peter Frend, Director 1107 Liberty Square Road Boxborough, MA 01719	77,370	(e)	0.8%
All Executive Officers and Directors as a group (6 persons)	5,328,218	(f)	54.0%

(a)
Information relating to beneficial ownership of Common Stock is based upon information furnished by each five-percent shareholder, director and executive officer using "beneficial ownership" concepts set forth in rules promulgated by the Securities and Exchange Commission under Section 13(d) of the Securities Exchange Act of 1934. Except as indicated in other footnotes to this table, each person possessed sole voting and investment power with respect to all shares set forth by his name.

(b)
Includes 480,000 shares owned by Karen W. Ordway, wife of Ronald D. Ordway, as to which Mr. Ordway shares voting and investing power.

(c)
Includes 120,000 shares that may be acquired upon the exercise of stock options exercisable within 60 days.

(d)
Includes 18,000 shares that may be acquired upon the exercise of stock options exercisable within 60 days.

(e)
Includes 6,000 shares that may be acquired upon the exercise of stock options exercisable within 60 days.

(f)
Includes 144,000 shares that may be acquired upon the exercise of stock options exercisable within 60 days.

DESCRIPTION OF CAPITAL STOCK

        The following description of the capital stock of the Company and certain provisions of its Articles of Incorporation is a summary and is qualified in its entirety by the provisions of the Articles. Currently, the Company's authorized capital stock consists of 10,000,000 shares of Common Stock and 2,000,000 shares of Preferred Stock.

Common Stock

        The Company has one class of Common Stock, no par value ("Common Stock"), of which 9,722,088 shares were issued and outstanding on March 31, 2005. The holders of Common Stock are entitled to one vote for each share held of record on all matters submitted to a vote of the shareholders. The holders of Common Stock are not entitled to cumulative voting rights with respect to the election of directors and, as a consequence, minority shareholders are not able to elect directors on the basis of their votes alone. Subject to preferences that may be applicable to any shares of Preferred Stock issued in the future, holders of Common Stock are entitled to receive ratably such dividends as may be declared by the Board of Directors out of funds legally available therefor. In the event of a liquidation, dissolution or winding up of the Company, the holders of Common Stock are entitled to share ratably in all assets remaining after payment of liabilities and the liquidation preference of any then outstanding Preferred Stock. Holders of Common Stock have no preemptive rights and no right to convert their Common Stock into any other securities. There are no redemption or sinking fund provisions applicable to Common Stock. The proposed amendment to the Articles of Incorporation would increase the number of shares of Common Stock the Company has authority to issue from 10,000,000 shares to 50,000,000 shares.

Preferred Stock

        The Company has a class of preferred stock authorized, no shares of which are issued and outstanding at the present time. The Board of Directors has the authority, without further action by the shareholders, to issue up to 2,000,000 shares of Preferred Stock in one or more series and to fix the rights, preferences, privileges and restrictions thereof, including dividend rights, conversion rights, voting rights, terms of redemption, liquidation preferences, sinking fund terms and the number of shares constituting any series or the designation of such series, without any further vote or action by shareholders. The issuance of Preferred Stock could adversely affect the voting power of holders of Common Stock and the likelihood that such holders will receive dividend payments and payments upon liquidation and could have the effect of delaying, deferring or preventing a change in control. We have no present plan to issue any shares of Preferred Stock. The proposed amendment to the Articles of Incorporation would increase the number of shares of Preferred Stock the Company has authority to issue from 2,000,000 shares to 10,000,000 shares.

Transfer Agent and Registrar

        The transfer agent and registrar for the Common Stock is Computershares Investor Services, LLC. Its address is 350 Indiana Street, Suite 800, Golden, Colorado 80401 and its telephone number is (303) 262-0600.

OTHER MATTERS

        The Company knows of no other matters to be submitted to the Special Meeting. If any other matters properly come before the Special Meeting, it is the intention of the persons named in the enclosed proxy to vote the shares they represent in their discretion. Please SIGN, DATE and RETURN the enclosed Proxy promptly.

BY ORDER OF THE BOARD OF DIRECTORS
Gregory A. Kittle Chief Financial Officer

Dated: April    , 2005

EXHIBIT A

AMENDED AND RESTATED ARTICLES OF INCORPORATION
OF
VIDEO DISPLAY CORPORATION

        The following Amended and Restated Articles of Incorporation of Video Display Corporation (the "Corporation"), a corporation organized and existing under the laws of the State of Georgia (originally authorized to transact business in Georgia on November 28, 1984), restate and amend the Articles of Incorporation and were duly approved and adopted by the Shareholders of the Corporation at a Special Meeting of Shareholders held on May 2, 2005 pursuant to Sections 14-2-1003 and 14-2-702 of the Georgia Business Corporation Code upon the recommendation of the Board of Directors of the Corporation, pursuant to and in accordance with Sections 14-2-1006 and 14-2-1007 of the Georgia Business Corporation Code, as of the 30th day of March, 2005:

ARTICLE I

        The name of the Corporation is Video Display Corporation.

ARTICLE II

        The Corporation shall have perpetual duration.

ARTICLE III

        The Corporation is organized pursuant to the Georgia Business Corporation Code as a corporation for profit to act as a manufacturer and distributor of cathode ray tubes and other electronic components and for any lawful purpose not prohibited to a corporation under the applicable laws of the State of Georgia and shall be authorized in connection therewith to carry on any lawful business.

ARTICLE IV

        The Corporation has authority to issue not more than Sixty Million (60,000,000) shares of capital stock which are divided into classes as follows:

          (1)   Fifty Million (50,000,000) shares of common stock without par value, designated "Common Stock" which, except as specifically granted to the preferred stock as set forth below, are entitled to the entire stock voting power in regard to the Corporation, to all dividends declared and to all assets of the Corporation upon liquidation.

          (2)   Ten Million (10,000,000) shares of preferred stock without par value, designated "Preferred Stock".

          (3)   The designations and the powers, preferences and rights and the qualifications, limitations or restrictions of the Preferred Stock shall be as follows:

            The Board of Directors is expressly authorized at any time and from time to time to provide for the issuance of shares from the authorized preferred stock, which may be issued in one or more series, with such voting powers, full or limited, but not to exceed one vote per share, or without voting powers, and with such designations, preferences and relative participating optional or other special rights, qualifications, limitations or restrictions thereof, as shall be stated and expressed in the resolution or resolutions providing for the issuance thereof adopted by the Board of Directors and as are not stated or expressed in the Amended and Restated Articles of Incorporation or any Amendment thereto, including (but without limiting the generality of the foregoing) the following:

                (i)  the distinctive designation of a series, if any, and the number of shares which shall constitute such series, which number may be increased (except where otherwise provided by the Board of Directors in creating such series) or decreased (but not below the number of shares thereof then outstanding) from time to time by the action of the Board of Directors;

               (ii)  the annual rate of dividends payable on preferred shares or on the shares of any series created, whether the dividends shall be cumulative, non-cumulative or partially cumulative dividends and the date from which dividends shall be accumulated, if dividends are to be cumulative;

              (iii)  the time or times when and the price or prices at which preferred shares or shares of any series created, shall be redeemable and the sinking fund provisions, if any, for the purchase or redemption of such shares;

              (iv)  the amount payable on preferred shares or shares of any series created and the rights of holders of such shares in the event of any liquidation, dissolution or winding up of the affairs of the Corporation; and

               (v)  the rights, if any, of the holders of preferred shares or shares of any series created to convert such shares into, or exchange such shares for, shares of common stock or shares of any other series of preferred stock, if any, and the terms and conditions of such conversions or exchange.

ARTICLE V

        None of the holders of shares of Common Stock or Preferred Stock shall be entitled as a matter of right to purchase, subscribe for or otherwise acquire any new or additional shares of stock of the Corporation of any class, or any options or warrants to purchase, subscribe for or otherwise acquire any such new or additional shares, or any shares, evidences of indebtedness or other securities convertible into or carrying options or warrants to purchase, subscribe for or otherwise acquire any such new or additional shares, but any such unissued stock, common or preferred, or such additional authorized issue of any such stock or other securities convertible into such stock or carrying any right to purchase such stock, may be issued and disposed of pursuant to resolutions of the Board of Directors, to such persons, firms, corporations or associations and upon such terms as may be deemed advisable by the Board of Directors in the exercise of its discretion.

ARTICLE VI

        The directors of the Corporation shall have no personal liability to the Corporation or its shareholders for monetary damages for breach of the duty of care or other duty as a director resulting from any act or omission, other than personal liability of a director for:

  (a)
  any appropriation, in violation of his or her duties, of any business opportunity of the Corporation;

  (b)
  any acts or omissions which involve intentional misconduct or a knowing violation of law;

  (c)
  the types of liability set forth in Georgia Business Corporation Code Section 14-2-832; or

  (d)
  any transaction from which the director received an improper personal benefit.

ARTICLE VII

        The Corporation shall indemnify any person who is, was or may become a party (which shall include, for purposes of this Article VII, the giving of testimony or similar involvement) or is threatened to be made a party to or is involved in any threatened, pending or completed action, suit or proceeding whether civil, criminal, administrative, or investigative (hereinafter a "proceeding") by reason of the fact that such person was or is an "authorized representative" (as defined below) of the Corporation against expenses (which shall include attorneys' fees), judgments, ERISA excise taxes or penalties, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with such proceeding to the fullest extent permitted under the Georgia Business Corporation Code, as the same exists or may hereafter be amended (but, in the case of any such amendment, only to the extent that such amendment permits the Corporation to provide broader indemnification rights than said law permitted the Corporation to provide prior to such amendment). As used in this Article VII, the term "authorized representative" shall mean a director, officer, employee or agent of the Corporation or a majority-owned subsidiary of the Corporation, or a person serving at the request of the Corporation as a director, officer, employee, or agent of another corporation, partnership, joint venture, trust or other enterprise, including service with respect of employee benefit plans.

        In any instance where the laws of the State of Georgia permit indemnification to be provided to persons who are or have been an "authorized representative," as defined above, of any such other enterprise only on a determination that certain specified standards of conduct have been met, upon application for indemnification by any such person the Corporation shall promptly cause such determination to be made (i) by the Board of Directors by majority vote of a quorum consisting of directors not at the time parties to the proceeding; (ii) if a quorum of the Board of Directors cannot be obtained, by majority vote of a committee duly designated by the Board of Directors (in which designation directors who are parties may participate), consisting solely of two or more directors not at the time parties to the proceeding; (iii) by special legal counsel selected by the Board of Directors or its committee in the manner prescribed in (i) or (ii), or if a quorum of the Board of Directors cannot be obtained under (i), and a committee cannot be designated under (ii), selected by majority vote of the full Board of Directors (in which selection directors who are parties may participate); or (iv) by the shareholders, but shares owned by or voted under the control of directors who are at the time parties to the proceeding may not be voted on the determination.

ARTICLE VIII

        These Amended and Restated Articles of Incorporation amend and restate the Articles of Incorporation and all amendments and corrections thereto by: i) amending Article IV by increasing the number of shares of capital stock the Corporation has authority to issue from Twelve Million (12,000,000) shares to Sixty Million (60,000,000) shares, consisting of Fifty Million (50,000,000) shares of Common Stock without par value (an increase from Ten Million (10,000,000) shares) and Ten Million (10,000,000) shares of Preferred Stock without par value (an increase from Two Million (2,000,000) shares); ii) adding a new Article VI providing that the directors of the Corporation shall have no personal liability to the Corporation or its shareholders for monetary damages for breach of duty of care or other duty as a director resulting from any act or omission, other than personal liability of a director for certain enumerated acts as specified by the Georgia Business Corporation Code; and iii) adding a new Article VII providing for: (1) the indemnification of officers, directors, employees, agents and other authorized representatives of the Corporation, as defined therein, against expenses, attorneys' fees, judgments, taxes or penalties, fines and settlement amounts incurred by such person in connection with actions, suits or proceedings with respect to which such person may become a party to the fullest extent permitted under the Georgia Business Corporation Code and (2) with respect to any instance where the laws of the State of Georgia permit indemnification to be provided to persons who are or have been an "authorized representative," as defined above, of any such other enterprise only on a determination that certain specified standards of conduct have been met, establishing a process to make such determination.

        IN WITNESS WHEREOF, the undersigned duly authorized officer of the Corporation has executed these Amended and Restated Articles of Incorporation effective the 2nd day of May, 2005.

VIDEO DISPLAY CORPORATION
By:	Ronald D. Ordway Chief Executive Officer

PROXY

VIDEO DISPLAY CORPORATION
1868 TUCKER INDUSTRIAL DRIVE, TUCKER, GEORGIA 30084
SOLICITED BY THE BOARD OF DIRECTORS
FOR THE MAY 2, 2005 SPECIAL MEETING OF SHAREHOLDERS

The undersigned hereby appoints Ronald D. Ordway and Ervin Kuczogi or either of them acting in the absence of the other, as proxies for the undersigned with the full power of substitution, to represent and to vote, as designated on the reverse side, all shares of common stock of Video Display Corporation (the "Company") held of record by the undersigned on March 31, 2005 at the Special Meeting of Shareholders to be held on May 2, 2005 and any and all postponements, continuations and adjournments thereof.

1.
To approve an amendment to and restatement of the Company's Articles of Incorporation which would (i) increase the number of shares of capital stock the Company has authority to issue from 12,000,000 shares to 60,000,000 shares, consisting of 50,000,000 shares of Common Stock without par value (an increase from 10,000,000 shares) and 10,000,000 shares of Preferred Stock without par value (an increase from 2,000,000 shares); (ii) provide that the directors of the Corporation shall have no personal liability to the Company or its shareholders for monetary damages for breach of the duty of care or other duty as a director resulting from any act or omission, other than personal liability of a director for certain enumerated acts as specified by the Georgia Business Corporation Code; and (iii) provide for the indemnification of officers, directors, employees, agents and other authorized representatives of the Company against expenses, attorneys' fees, judgments, taxes or penalties, fines and settlement amounts incurred by such persons in connection with actions, suits or proceedings with respect to which such persons may become a party to the fullest extent permitted under the Georgia Business Corporation Code.

FOR	AGAINST	ABSTAIN
☐	☐	☐

        In their discretion, the holders of this Proxy are authorized to vote upon such other business that may properly come before the meeting.

(Please sign and date on other side and return in the enclosed envelope)

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED. IF NO DIRECTION IS GIVEN WITH RESPECT TO THE PROPOSAL, THIS PROXY WILL BE VOTED FOR SUCH PROPOSAL.

Dated
Signature
Joint Signature if applicable

Please sign exactly as name appears hereon. Joint owners should each sign. Executors, administrators, trustees, guardians or other fiduciaries should give full title as such. If signing for a corporation, please sign in full corporate name by a duly authorized officer.

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INFORMATION CONCERNING SOLICITATION AND VOTING
PROPOSAL APPROVAL OF AMENDMENT TO, AND RESTATEMENT OF, THE COMPANY'S ARTICLES OF INCORPORATION
RECOMMENDATION OF THE BOARD OF DIRECTORS
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
DESCRIPTION OF CAPITAL STOCK
OTHER MATTERS
AMENDED AND RESTATED ARTICLES OF INCORPORATION OF VIDEO DISPLAY CORPORATION